May 1, 2012

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2012, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class C	Class R	Advisor Class
FTCOX	FBCOX	FTCLX	Pending	Pending

Franklin Templeton Fund Allocator Series	SUMMARY PROSPECTUS
Franklin Templeton Corefolio Allocation Fund

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 46 in the Fund's Prospectus and under “Buying and Selling Shares” on page 62 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Advisor Class
Distribution and service (12b-1) fees	0.29%	1.00%	1.00%	0.50%	None
Other expenses	0.10%	0.10%	0.10%	0.10%	0.10%
Acquired fund fees and expenses[1]	0.77%	0.77%	0.77%	0.77%	0.77%
Total annual Fund operating expenses[1]	1.16%	1.87%	1.87%	1.37%	0.87%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 677	$ 913	$ 1,168	$ 1,895
Class B	$ 580	$ 878	$ 1,202	$ 1,997
Class C	$ 280	$ 578	$ 1,002	$ 2,182
Class R	$ 129	$ 424	$ 740	$ 1,638
Advisor Class	$ 79	$ 268	$ 472	$ 1,063
If you do not sell your shares:
Class B	$ 180	$ 578	$ 1,002	$ 1,997
Class C	$ 180	$ 578	$ 1,002	$ 2,182

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. During the most recent fiscal year, the Fund's portfolio turnover rate was 2.50% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a "fund to funds" meaning that it seeks to achieve its investment goal by investing its assets in a combination of the Franklin Flex Cap Growth Fund (25%), Franklin Growth Fund (25%), Mutual Shares Fund (25%) and Templeton Growth Fund (25%) (underlying funds). The Fund makes allocations to each of the underlying funds on a fixed percentage basis. The administrator rebalances the Fund's investments in the underlying funds periodically and may recommend to the Fund's Board additional or different underlying funds for investment (without the approval of shareholders). These underlying funds, in turn, invest primarily in U.S. and foreign equity securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Investing in Underlying Funds   Because the Fund’s investments are concentrated in the underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goal. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds. The risks described below are the principal risks of the Fund and the underlying funds. For purposes of the discussion below, “Fund” means the Fund and/or one or more of the underlying funds in which the Fund invests.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments   The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Management   The underlying funds are subject to management risk because they are each an actively managed investment portfolio. Each underlying funds' investment manager will apply investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary indices in the table below show how the Fund's performance compares to a group of securities in an index of equity securities of issuers located in developed markets countries, including the United States.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	17.75%
Worst Quarter:	Q4'08	-21.86%
As of March 31, 2012, the Fund's year-to-date return was 12.66%.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2011
	1 Year	5 Years	Since Inception 8/15/2003
Franklin Templeton Corefolio Allocation Fund - Class A
Return Before Taxes	-8.51%	-2.21%	3.76%
Return After Taxes on Distributions	-8.60%	-2.53%	3.41%
Return After Taxes on Distributions and Sale of Fund Shares	-5.30%	-1.86%	3.24%
Franklin Templeton Corefolio Allocation Fund - Class B	-7.42%	-2.10%	3.80%
Franklin Templeton Corefolio Allocation Fund - Class C	-4.63%	-1.74%	3.76%
Franklin Templeton Corefolio Allocation Fund - Class R	-3.15%	-1.24%	4.30%
Franklin Templeton Corefolio Allocation Fund - Advisor Class	-2.67%	-0.75%	4.80%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	4.89%
MSCI World Index (index reflects no deduction for fees, expenses or taxes)	-5.02%	-1.82%	5.96%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

The Fund does not have an investment manager, nor does it pay investment management fees. Franklin Templeton Services, LLC (FT Services), the Fund's administrator, monitors the percentage of the Fund's assets allocated to the underlying funds and periodically rebalances the Fund's portfolio. T. Anthony Coffey, CFA, Vice President of Franklin Advisers, Inc., assists FT Services, at no charge to the Fund, in monitoring the underlying funds and the Fund's investment in the underlying funds and assists in the periodic rebalancing.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Templeton Corefolio Allocation Fund

Investment Company Act file #811-07851
© 2012 Franklin Templeton Investments. All rights reserved.
470 PSUM 05/12	00070400